UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2013, AMR Corporation, a Delaware corporation (“AMR”), US Airways Group, Inc., a Delaware corporation (“US Airways”), and AMR Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of AMR (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a business combination of AMR and US Airways. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into US Airways (the “Merger”), with US Airways as the surviving corporation and as a wholly owned subsidiary of AMR. The Merger Agreement and the transactions contemplated thereby, including the Merger, are subject to the approval of the Bankruptcy Court (as defined below), and are be effected pursuant to a plan of reorganization (the “Plan”) of AMR and certain of its direct and indirect domestic subsidiaries (the “Debtors”) in connection with their currently pending cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Plan is subject to confirmation and consummation in accordance with the requirements of the Bankruptcy Code.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, if the Merger is completed, US Airways stockholders will receive one share of common stock of AMR (“New American Common Stock”) for each share of US Airways common stock. The aggregate number of shares of New American Common Stock issuable to holders of US Airways equity instruments (including stockholders, holders of convertible notes, optionees and holders of restricted stock units) will represent 28% of the diluted capitalization of AMR after giving effect to the Plan. The remaining 72% equity ownership of AMR will be distributable, pursuant to the Plan, to the Debtor’s stakeholders, labor unions and certain employees.

All of the equity interests in the reorganized AMR will be issued solely pursuant to the Merger Agreement or the Plan. All existing AMR common stock and other equity interests in AMR will be cancelled pursuant to the Plan, although such AMR equity holders are expected to receive a recovery in the form of New American Common Stock.

The Merger is intended to qualify, for federal income tax purposes, as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of the combined company will initially consist of 12 members, composed of (i) Thomas W. Horton, AMR’s current chairman, chief executive officer and president, who will serve as chairman of the combined company until the earlier of (A) one year after the closing of the Merger and (B) the day immediately prior to the first annual meeting of stockholders of the combined company (provided that such meeting will not occur prior to May 1, 2014), (ii) W. Douglas Parker, US Airways’ current chief executive officer, who will serve as chief executive officer of the combined company and will serve as chairman of the combined company following the end of Mr. Horton’s term, (iii) two independent directors designated by AMR, (iv) three independent directors designated by US Airways, and (v) five independent directors designated by a search committee consisting of representatives of the Official Committee of Unsecured Creditors of the Debtors and certain representatives of creditors signatory to support agreements with AMR, one of whom will serve as lead independent director. Subject to applicable law, prior to the Merger, Messrs. Horton and Parker will engage in a planning process for integration purposes. The combined company will have its corporate headquarters at AMR’s current corporate headquarters in Ft. Worth, Texas. Immediately after the effective time of the Merger, AMR will change its name to “American Airlines Group Inc.”

AMR and US Airways have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their businesses in the ordinary and usual course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to solicit alternative business combination transactions. In addition, the Merger Agreement contains “no shop” provisions that restrict each party’s ability to initiate, solicit or knowingly encourage or facilitate competing third-party proposals for any transaction involving a merger of such party or the acquisition of a significant portion of its stock or assets, although each party may consider competing, unsolicited proposals and enter into discussions or negotiations regarding such proposals, if its board of directors determines that any such acquisition proposal constitutes, or is reasonably likely to lead to, a superior proposal and that the failure to take such action is reasonably likely to be inconsistent with its fiduciary duties under applicable law.

US Airways has agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to cause a stockholder meeting to be held to consider adoption of the Merger Agreement and (ii) for its board of directors to recommend adoption of the Merger Agreement by US Airways’ stockholders. AMR has also agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to pursue confirmation of the Plan and (ii) for its board of directors to recommend adoption of the Merger Agreement by the Debtors’ stakeholders.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the stockholders of US Airways, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and the receipt of certain other regulatory approvals, (iii) absence of any order or injunction prohibiting the consummation of the Merger, (iv) Bankruptcy Court confirmation of the Plan, which shall contain certain specified provisions agreed to pursuant to the Merger Agreement, (v) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of AMR or US Airways, as applicable, (vi) each of AMR and US Airways having performed their respective obligations pursuant to the Merger Agreement, and (vii) receipt by each of AMR and US Airways of a customary tax opinion.

The Merger Agreement contains certain termination rights for AMR and US Airways, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) AMR may be required to pay US Airways a termination fee of $135 million in the event it terminates the agreement to enter into a superior proposal and $195 million if US Airways terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by AMR and (ii) US Airways may be required to pay AMR a termination fee of $55 million in the event it terminates the agreement to enter into a superior proposal and $195 million if AMR terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by US Airways.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of AMR, US Airways or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by AMR or US Airways. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about AMR or US Airways and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Item 8.01.	Other Events.

On February 14, 2013, US Airways and AMR Corporation issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1**	Agreement and Plan of Merger, dated as of February 13, 2013, by and among AMR Corporation, US Airways Group, Inc., and AMR Merger Sub, Inc.

99.1	Joint Press Release issued by AMR and US Airways, dated February 14, 2013.

**	To be filed pursuant to amendment to this Current Report on Form 8-K. Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement will be omitted. US Airways hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between AMR and US Airways will be submitted to the stockholders of US Airways for their consideration. AMR expects to file with the SEC a registration statement on Form S-4 that will include a prospectus of AMR and a proxy statement of US Airways, and US Airways expects to file with the SEC a definitive proxy statement on Schedule 14A. AMR and US Airways also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and other documents containing important information about AMR and US Airways, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways, when and if available, can be obtained free of charge on US Airways’ website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by AMR, when and if available, can be obtained free of charge on AMR’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

US Airways, AMR and certain of their respective directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of US Airways in connection with the proposed transaction. Information about the directors and executive officers of US Airways is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 27, 2012. Information about the directors and executive officers of AMR is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 15, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the prospectus and proxy statement and other relevant materials when and if filed with the SEC in connection with the proposed transaction.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: failure of a proposed transaction to be implemented; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement, proxy statement and prospectus. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: February 14, 2013	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: February 14, 2013	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate and Government Affairs

EXHIBIT INDEX

Exhibit No.	Description

2.1**	Agreement and Plan of Merger, dated as of February 13, 2013, by and among AMR Corporation, US Airways Group, Inc., and AMR Merger Sub, Inc.

99.1	Joint Press Release issued by AMR and US Airways, dated February 14, 2013.

**	To be filed pursuant to amendment to this Current Report on Form 8-K. Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement will be omitted. US Airways hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.